EXHIBIT 99.2
CERTIFICATION  OF  CHIEF  FINANCIAL  OFFICER

                                VILLAGEWORLD.COM
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of VillageWorld.Com, (the "Small Business Issuer") on Form 10-QSB for the three-month period and nine-month period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Celia I. Schiffner, Chief Financial Officer of VillageWorld.Com, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

     1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Small Business Issuer.

/s/  Celia  I.  Schiffner
-------------------------
Celia  I.  Schiffner
Chief  Financial  Officer
November  14,  2003

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